Exhibit 99

Silicon Labs Announces Record IoT Revenue for Fourth Quarter 2021

IoT Leader Enters 2022 With Strong Momentum Across Wireless Portfolio

AUSTIN, Texas – February 2, 2022 – Silicon Labs (NASDAQ: SLAB), a leader in secure, intelligent wireless technology for a more connected world, reported strong financial results for the fourth quarter, which ended January 1, 2022. Revenue exceeded the top of the guidance range at $209 million, up 13% sequentially and 43% year-on-year. Fourth quarter and annual results herein are from “continuing operations” unless explicitly stated.

“I’m proud of the team’s disciplined execution as we transitioned to focus solely on the Internet of Things. We delivered record IoT revenue and gained momentum across our entire wireless portfolio,” said Matt Johnson, President, and Chief Executive Officer. “We’re well-positioned to take advantage of the accelerating IoT growth across smart home, medical, industrial, and commercial segments in 2022.”

Fourth Quarter Financial Highlights

•	Revenue increased to $209 million, up 13% sequentially and 43% year-on-year

Results on a GAAP basis:

•	GAAP gross margin was 61.3%
•	GAAP R&D expenses were $72 million
•	GAAP SG&A expenses were $53 million
•	GAAP operating income as a percentage of revenue was 1.3%
•	GAAP diluted earnings per share were $0.13

Results on a non-GAAP basis, excluding the impact of stock compensation, amortization of acquired intangible assets, restructuring charges, non-cash interest expense and other costs associated with convertible notes, and certain other items as set forth in the reconciliation tables were as follows:

•	Non-GAAP gross margin was 61.4%
•	Non-GAAP R&D expenses were $57 million
•	Non-GAAP SG&A expenses were $37 million
•	Non-GAAP operating income as a percentage of revenue was 16.3%
•	Non-GAAP diluted earnings per share were $0.77

Business Highlights

•	In January, Silicon Labs announced the BG24 and MG24 2.4 GHz wireless SoCs and a new software toolkit that bring AI/ML acceleration and wireless high performance to battery-powered edge devices. Matter-ready, the ultra-low-power BG24 and MG24 families support multiple wireless protocols and incorporate PSA Level 3 Secure Vault™ protection, important for diverse smart home, medical and industrial applications.

•	In Q4, Silicon Labs launched our new Z-Wave 800 SoCs and modules for the Z-Wave smart home and automation ecosystem. This expansion on the company’s award-winning Series 2 platform provides developers with sub-GHz connectivity for Z-Wave Mesh and Z-Wave Long Range, which is ideal for the smart home as well as multi-dwelling units, hospitality, and lighting applications while supporting both devices and gateways.

•	Silicon Labs is proud to be named the Global Semiconductor Alliance’s Most Respected Public Semiconductor Company among our peers, a testament to our strong performance and values. We were also ranked one of the best companies to work for in our industry based on the annual Great Place to Work survey of our employees.

•	On January 27, 2022, Silicon Labs’ board of directors approved a new share repurchase program that authorizes the company to buy back up to $250 million of the company’s common stock through the end of the fiscal year.

•	Silicon Labs announced that Sherri Luther, Chief Financial Officer of Lattice Semiconductor (NASDAQ: LSCC), joined Silicon Labs’ board of directors effective January 2, 2022. Sherri is a well-respected industry leader, bringing 30 years of experience in mergers and acquisitions, global supply chain optimization, and deep financial expertise. Additionally, Sumit Sadana was appointed Lead Director for Silicon Labs. Sumit succeeds Bill Wood, who remains a member of the board. Sumit currently serves as Executive Vice President, Chief Business Officer, and interim Chief Financial Officer at Micron Technology (NASDAQ: MU).

Business Outlook

The company expects first quarter revenue to be in the range of $220 to $230 million. The company also estimates the following results:

On a GAAP basis:

•	GAAP gross margin of approximately 63%
•	GAAP operating expenses of approximately $128 million
•	GAAP effective tax rate of approximately 37%
•	GAAP diluted earnings per share to be between $0.15 to $0.25

On a non-GAAP basis, excluding the impact of stock compensation, amortization of acquired intangible assets, and certain other items as set forth in the reconciliation tables:

•	Non-GAAP gross margin of approximately 63%
•	Non-GAAP operating expenses of approximately $105 million
•	Non-GAAP effective tax rate of approximately 30%
•	Non-GAAP diluted earnings per share between $0.58 to $0.68

Earnings Webcast and Conference Call

Silicon Labs will host an earnings conference call to discuss the quarterly results and answer questions at 7:30 am CDT today. An audio webcast will be available on Silicon Labs’ website (www.silabs.com) under Investor Relations. In addition, the company will post an audio recording of the event at silabs.com/investors and make a replay available through March 2, 2022, online or by calling (877) 344-7529 (US) or (412) 317-0088 (international) and entering access code 4909009.

About Silicon Labs

Silicon Labs (NASDAQ: SLAB) is a leader in secure, intelligent wireless technology for a more connected world. Our integrated hardware and software platform, intuitive development tools, thriving ecosystem, and robust support make us an ideal long-term partner in building advanced industrial, commercial, home and life applications. We make it easy for developers to solve complex wireless challenges throughout the product lifecycle and get to market quickly with innovative solutions that transform industries, grow economies, and improve lives. silabs.com

Forward-Looking Statements

This press release contains forward-looking statements based on Silicon Labs’ current expectations. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “plan,” “project,” “will,” and similar phrases as they relate to Silicon Labs are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silicon Labs and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: the effect of the Skyworks transaction on the ability of Silicon Labs to retain and hire key personnel and maintain relationships with its customers, suppliers, advertisers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to such transaction; the timing and scope of anticipated share repurchases, and/or dividends; the impact of COVID-19 on the U.S. and global economy, including the restrictions on travel and transportation and other actions taken by governmental authorities and disruptions to the business of our customers or our global supply chain that have occurred or may occur in the future, the ongoing impact of COVID-19 on our employees and our ability to provide services to our customers and respond to their needs; risks that Silicon Labs may not be able to maintain its historical growth; quarterly fluctuations in revenues and operating results; difficulties developing new products that achieve market acceptance; risks associated with international activities (including trade barriers, particularly with respect to China); intellectual property litigation risks; risks associated with acquisitions and divestitures; product liability risks; difficulties managing and/or obtaining sufficient supply from Silicon Labs’ distributors, manufacturers and subcontractors; dependence on a limited number of products; absence of long-term commitments from customers; inventory-related risks; difficulties managing international activities; risks that Silicon Labs may not be able to manage strains associated with its growth; credit risks associated with its accounts receivable; dependence on key personnel; stock price volatility; geographic concentration of manufacturers, assemblers, test service providers and customers in Asia that subjects Silicon Labs’ business and results of operations to risks of natural disasters, epidemics or pandemics, war and political unrest; debt-related risks; capital-raising risks; the competitive and cyclical nature of the semiconductor industry; average selling prices of products may decrease significantly and rapidly; information technology risks; cyber-attacks against Silicon Labs’ products and its networks and other factors that are detailed in the SEC filings of Silicon Laboratories Inc. The level of share repurchases and/or dividends depends on market conditions and the level of other uses of cash. Silicon Labs disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. References in this press release to Silicon Labs shall mean Silicon Laboratories Inc.

Note to editors: Silicon Laboratories, Silicon Labs, the “S” symbol, and the Silicon Labs logo are trademarks of Silicon Laboratories Inc. All other product names noted herein may be trademarks of their respective holders.

CONTACT: Austin Dean, Investor Relations Manager, +1 (512) 532-9432, Austin.Dean@silabs.com

Silicon Laboratories Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Year Ended
	January 1, 2022	January 2, 2021	January 1, 2022	January 2, 2021
Revenues	$208,680	$145,829	$720,860	$510,928
Cost of revenues	80,849	61,894	295,468	216,083
Gross profit	127,831	83,935	425,392	294,845
Operating expenses:
Research and development	71,705	60,554	273,208	235,185
Selling, general and administrative	53,487	41,792	185,022	166,748
Operating expenses	125,192	102,346	458,230	401,933
Operating income (loss)	2,639	(18,411)	(32,838)	(107,088)
Other income (expense):
Interest income and other, net	2,595	1,206	5,696	9,027
Interest expense	(6,628)	(8,219)	(31,033)	(34,142)
Loss from continuing operations before income taxes	(1,394)	(25,424)	(58,175)	(132,203)
Provision (benefit) for income taxes	884	(2,702)	13,427	(14,602)
Equity-method earnings	7,791	1,375	13,728	2,116
Income (loss) from continuing operations	5,513	(21,347)	(57,874)	(115,485)
Income (loss) from discontinued operations, net of income taxes	(8,611)	30,295	2,175,273	128,016

Net income (loss)	$(3,098)	$8,948	$2,117,399	$12,531

Basic earnings (loss) per share:
Continuing operations	$0.14	$(0.49)	$(1.35)	$(2.64)
Net income	$(0.08)	$0.20	$49.44	$0.29

Diluted earnings (loss) per share:
Continuing operations	$0.13	$(0.49)	$(1.35)	$(2.64)
Net income	$(0.08)	$0.20	$47.78	$0.28

Weighted-average common shares outstanding:
Basic	38,965	43,895	42,830	43,775
Diluted	41,031	44,729	44,315	44,372

Silicon Laboratories Inc.

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	January 1, 2022	January 2, 2021
Assets
Current assets:
Cash and cash equivalents	$1,074,623	$202,720
Short-term investments	964,582	521,963
Accounts receivable, net	98,313	95,169
Inventories	49,307	47,861
Prepaid expenses and other current assets	51,748	87,103
Current assets of discontinued operations	--	21,005
Total current assets	2,238,573	975,821
Property and equipment, net	146,516	135,803
Goodwill	376,389	376,389
Other intangible assets, net	118,978	163,483
Other assets, net	77,839	76,675
Non-current assets of discontinued operations	--	265,316
Total assets	$2,958,295	$1,993,487

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$47,327	$54,949
Current portion of convertible debt, net	450,599	134,480
Deferred revenue and returns liability	13,849	12,986
Other current liabilities	157,052	81,650
Current liabilities of discontinued operations	--	433
Total current liabilities	668,827	284,498
Convertible debt, net	--	428,945
Other non-current liabilities	77,044	79,752
Non-current liabilities of discontinued operations	--	451
Total liabilities	745,871	793,646
Commitments and contingencies
Stockholders’ equity:
Preferred stock – $0.0001 par value; 10,000 shares authorized; no shares issued	--	--
Common stock – $0.0001 par value; 250,000 shares authorized; 38,481 and 43,925 shares issued and outstanding at January 1, 2022 and January 2, 2021, respectively	4	4
Additional paid-in capital	--	204,359
Retained earnings	2,214,839	993,664
Accumulated other comprehensive income (loss)	(2,419)	1,814
Total stockholders’ equity	2,212,424	1,199,841
Total liabilities and stockholders’ equity	$2,958,295	$1,993,487

Silicon Laboratories Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Year Ended
	January 1, 2022	January 2, 2021
Operating Activities
Net income	$2,117,399	$12,531
Adjustments to reconcile net income to cash provided by (used in) operating activities of continuing operations:
Income from discontinued operations, net of income taxes	(2,175,273)	(128,016)
Depreciation of property and equipment	18,051	16,267
Amortization of other intangible assets	44,505	42,569
Amortization of debt discount and debt issuance costs	22,767	21,433
Loss on extinguishment of convertible debt	3,370	4,060
Stock-based compensation expense	56,842	49,454
Equity-method earnings	(13,728)	(2,116)
Deferred income taxes	(3,414)	(6,533)
Changes in operating assets and liabilities:
Accounts receivable	(3,144)	(17,612)
Inventories	(1,510)	9,148
Prepaid expenses and other assets	44,664	(50,664)
Accounts payable	(7,704)	15,263
Other current liabilities and income taxes	2,109	3,215
Deferred revenue and returns liability	863	(6,694)
Other non-current liabilities	(14,599)	28,856
Net cash provided by (used in) operating activities of continuing operations	91,198	(8,839)

Investing Activities
Purchases of marketable securities	(1,541,971)	(519,567)
Sales and maturities of marketable securities	1,095,041	497,357
Purchases of property and equipment	(28,577)	(18,088)
Purchases of other assets	(1,158)	(1,210)
Acquisitions of businesses, net of cash acquired	--	(316,809)
Net cash used in investing activities of continuing operations	(476,665)	(358,317)

Financing Activities
Proceeds from issuance of debt	--	845,000
Payments on debt	(140,572)	(624,737)
Repurchases of common stock	(1,150,044)	(16,287)
Payment of taxes withheld for vested stock awards	(22,239)	(18,124)
Proceeds from the issuance of common stock	14,183	15,015
Net cash provided by (used in) financing activities of continuing operations	(1,298,672)	200,867

Discontinued Operations
Operating activities	(191,642)	144,557
Investing activities	2,747,684	(2,694)
Net cash provided by discontinued operations	2,556,042	141,863

Increase (decrease) in cash and cash equivalents	871,903	(24,426)
Cash and cash equivalents at beginning of period	202,720	227,146
Cash and cash equivalents at end of period	$1,074,623	$202,720

Non-GAAP Financial Measurements

In addition to the GAAP results provided throughout this document, Silicon Labs has provided non-GAAP financial measurements on a basis excluding non-cash and other charges and benefits. Details of these excluded items are presented in the tables below, which reconcile the GAAP results to non-GAAP financial measurements.

The non-GAAP financial measurements do not replace the presentation of Silicon Labs’ GAAP financial results. These measurements provide supplemental information to assist management and investors in analyzing Silicon Labs’ financial position and results of operations. Silicon Labs has chosen to provide this information to investors to enable them to perform meaningful comparisons of past, present and future operating results and as a means to emphasize the results of core on-going operations.

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

	Three Months Ended January 1, 2022
Non-GAAP Income Statement Items	GAAP Measure	GAAP Percent of Revenue	Stock Compensation Expense	Intangible Asset Amortization	Termination Costs	Non- GAAP Measure	Non-GAAP Percent of Revenue
Revenues	$208,680

Gross profit	127,831	61.3%	$267	$--	$--	$128,098	61.4%

Research and development	71,705	34.4%	6,796	7,753	--	57,156	27.4%

Selling, general and administrative	53,487	25.6%	12,863	2,781	939	36,904	17.7%

Operating income	2,639	1.3%	19,926	10,534	939	34,038	16.3%

	Three Months Ended January 1, 2022
Non-GAAP Earnings Per Share – Continuing Operations	GAAP Measure	Stock Compensation Expense*	Intangible Asset Amortization*	Termination Costs*	Investment Fair Value Adjustments*	Interest Expense Adjustments*	Income Tax Adjustments	Non- GAAP Measure
Income from continuing operations	$5,513	$19,926	$10,534	$939	$(7,856)	$5,106	$(2,670)	$31,492

Diluted shares outstanding	41,031							41,031

Diluted earnings per share	$0.13							$0.77

* Represents pre-tax amounts.

Unaudited Forward-Looking Statements Regarding Business Outlook

(In millions, except per share data)

	Three Months Ending April 2, 2022
Business Outlook	GAAP Measure	Non-GAAP Adjustments**	Non-GAAP Measure
Gross margin	63%	0%	63%

Operating expenses	$128	$(23)	$105

Effective tax rate	37%	(7)%	30%

Diluted earnings per share - low	$0.15	$0.43	$0.58

Diluted earnings per share - high	$0.25	$0.43	$0.68

** Non-GAAP adjustments include the following estimates: stock compensation expense of $13 million, intangible asset amortization of $10 million, and the associated tax impact from the aforementioned items.